SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Minnesota Tax Exempt Income Fund -- Class A
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
10/23/89

TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years*

P   = Initial Investment         $1,000   $1,000       $1,000

ERV = Ending Redeemable Value    $1,028   $1,378       $1,422

T   = Average Annual
      Total Return                 +2.75%  +6.62%       +6.48%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $507,012

Expenses                         $70,932

Reimbursement                    $0

Average shares                   10,957,882

NAV                              $8.95

Sales Charge                      4.75%

POP                              $9.40

Yield at POP                      5.14%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.14%               5.14%
------       =      ------              =        9.30%
1-44.73%            55.27%
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            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Minnesota Tax Exempt Income Fund -- Class B
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
7/15/93

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,022     n/a       $1,029


T   = Average Annual
      Total Return               +2.17%      n/a        +1.55%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $98,501

Expenses                         $23,839

Reimbursement                    $0

Average shares                   2,136,239

NAV                              $8.92

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.75%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.75%               4.75%
------       =      ------              =    8.59%
1-44.73%            55.27%
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            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Minnesota Tax Exempt Income Fund -- Class M
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
4/1/95

TOTAL RETURN

Formula  --  Cumulative Total Return:       ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         n/a        n/a       $1,000


ERV = Ending Redeemable Value    n/a        n/a       $996


T   = Cumulative
      Total Return                n/a        n/a      -0.41%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $5

Expenses                         $1

Reimbursement                    $0

Average shares                   114

NAV                              $8.95

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     5.32%

Class M

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.13%               5.13%
------       =      ------              =     9.28%
1-44.73%            55.27%